Revenue	6 Months Ended
Jun. 30, 2024
Text block [abstract]
Revenue
6.	Revenue

	Three Months Ended June 30				Six Months Ended June 30

(in thousands)	2024		2023		2024		2023

Sales

Gold credit sales	$182,150	61%	$149,511	56%	$372,839	63%	$268,708	56%
Silver

Silver credit sales	$86,542	29%	$90,826	35%	$170,251	29%	$156,005	32%

Concentrate sales	24,749	8%	16,255	6%	37,698	6%	36,753	8%

Total silver sales	$111,291	37%	$107,081	41%	$207,949	35%	$192,758	40%

Palladium credit sales	$4,210	1%	$4,879	2%	$8,887	1%	$9,614	2%

Cobalt sales	$1,413	1%	$3,501	1%	$6,195	1%	$8,357	2%

Total sales revenue	$299,064	100%	$264,972	100%	$595,870	100%	$479,437	100%
Gold, Silver and Palladium Credit Sales
Under certain PMPAs, precious metal is acquired from the mine operator in the form of precious metal credits, which is then sold through bullion banks. Revenue from precious metal credit sales is recognized at the time of the sale of such credits, which is also the date that control of the precious metal is transferred to the customer.
The Company will occasionally enter into forward contracts in relation to precious metal deliveries that it is highly confident will occur within a given quarter. The sales price is fixed at the delivery date based on either the terms of these short-term forward sales contracts or the spot price of precious metal.
Concentrate Sales
Under certain PMPAs, silver is acquired from the mine operator in concentrate form, which is then sold under the terms of the concentrate sales contracts to third-party smelters or traders. Where the Company acquires precious metal in concentrate form, final precious metal prices are set on a specified future quotational period (the “Quotational Period”) pursuant to the concentrate sales contracts with third-party smelters, typically one to three months after the shipment date, based on market prices for precious metal. The contracts, in general, provide for a provisional payment based upon provisional assays and quoted gold and silver prices. Final settlement is based upon the average applicable price for the Quotational Period applied to the actual number of precious metal ounces recovered calculated using confirmed smelter weights and settlement assays. Revenues and the associated cost of sales are recorded on a gross basis under these contracts at the time title passes to the customer, which is also the date that control of the precious metal is transferred to the customer. The Company has concluded that the adjustments relating to the final assay results for the quantity of concentrate sold are not significant and do not constrain the recognition of revenue.

Cobalt Sales
Effective January 1, 2024, the Company entered into an offtake agreement under which all cobalt is sold to a third party offtaker. Revenue from the cobalt sale is recognized at the time of the delivery, which is also the date that control of the cobalt is transferred to the offtaker.
Prior to January 1, 2024, cobalt was sold to a third-party sales agent who generally sold the cobalt to third party customers approved by Wheaton. Revenue from the sale of cobalt was recognized once the third-party customer and sales terms had been agreed to between Wheaton and the third-party sales agent, which was also the date that control of the cobalt was transferred to the third-party sales agent. Should the sales agent retain the cobalt for their own use, revenue was recognized once the sales terms have been agreed to between Wheaton and the third-party sales agent and the product has been delivered, which is also the date that control of the cobalt is transferred to the third-party sales agent.